                               SBSF FUNDS, INC.



                      SUPPLEMENT DATED DECEMBER 1, 1995
TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 3, 1995, AS
                        SUPPLEMENTED NOVEMBER 3, 1995


     The prospectus and statement of additional information for SBSF Funds, Inc. ("Company") are each hereby supplemented as follows:

     1. Effective December 1, 1995, the Company has begun doing business as "Key Mutual Funds." All references in the prospectus and statement of additional information to the name of the Company should be read accordingly.

PROSPECTUS

                                   SBSF FUNDS, INC.
[SBSF Logo ]                    45 ROCKEFELLER PLAZA
                               NEW YORK, NEW YORK 10111

SBSF Funds, Inc., (the "Company") are professionally managed, no-load, open end, diversified mutual funds consisting of four different portfolios ("Funds"). Each portfolio is managed as a separate fund with its own investment objective and policies. The Funds have no sales charges, redemption fees or exchange fees.

Spears, Benzak, Salomon & Farrell, Inc., an indirect wholly owned subsidiary of KeyCorp with over $3.5 billion in assets under its management as of October 31, 1995, serves as investment adviser to the Funds. The Funds were created to provide informed investors with experienced, professional investment management and personal service.

The four portfolios are:

SBSF FUND - its investment objective is to seek a high total return over the long term consistent with reasonable risk. In seeking its objective, the SBSF Fund will invest primarily in common stocks which in the opinion of the Adviser have the potential for capital appreciation in excess of market averages during periods of market strength while attempting to preserve capital during periods of market weakness.

CONVERTIBLE SECURITIES FUND - its investment objective is to seek a high level of current income together with long-term capital appreciation. The Convertible Securities Fund will invest primarily in convertible bonds, corporate notes, convertible preferred stocks and other securities convertible into common stock.

CAPITAL GROWTH FUND - its investment objective is to seek capital appreciation by investing in equity securities of companies which the Adviser believes are likely to have rapid growth in earnings or cash flow. The Capital Growth Fund will invest primarily in the securities of small to medium capitalization companies.

MONEY MARKET FUND - its investment objective is to provide high current income to the extent consistent with preservation of capital. The Money Market Fund invests in bank certificates of deposit, bankers acceptances, high grade commercial paper and securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, SPEARS, BENZAK, SALOMON & FARRELL, INC., ANY KEYCORP BANK, ANY OF THEIR AFFILIATES, OR ANY OTHER BANK. THE SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN MUTUAL FUND SHARES IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR ANY AGENCY, AND THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. It should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 3, 1995, as supplemented November 3, 1995, which is incorporated herein by reference and is available without charge upon request by writing or calling the Funds at 1-800-539-3863.

Investors are advised to read and retain this Prospectus for future reference.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
                    SPEARS, BENZAK, SALOMON & FARRELL, INC.
--------------------------------------------------------------------------------
                  The date of this Prospectus is April 3, 1995
                        As supplemented November 3, 1995

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Fund Expenses....................................    1
Financial Information Summary....................    2
Yield Information................................    4
Investment Objectives............................    4
Management of the Funds..........................    8
Distribution Plan and Expenses...................   10
Determination of Net Asset Value.................   11
Purchasing Shares................................   11
Redeeming Shares.................................   12
Retirement Plans.................................   14
Automatic Asset Builder..........................   14
Automatic Withdrawal Plan........................   14
Exchange Privileges..............................   15
Dividend Reinvestment
  and Distributions..............................   15
Federal Income Taxes.............................   15
Description of Common Stock......................   16
Custodian, Transfer Agent
  and Dividend Disbursing Agent..................   16
Shareholder Reports..............................   17

--------------------------------------------------------------------------------
                                 FUND EXPENSES
--------------------------------------------------------------------------------

  THE FOLLOWING TABLE SETS FORTH THE FEES THAT AN INVESTOR IN THE FUNDS MIGHT PAY AND THE EXPENSES PAID BY EACH OF THE FUNDS DURING THE FISCAL YEAR ENDED NOVEMBER 30, 1994.

                                                                        MONEY         CONVERTIBLE        CAPITAL
                                                       SBSF            MARKET         SECURITIES         GROWTH
                                                       FUND             FUND             FUND             FUND
                                                   -------------    -------------    -------------    -------------
Shareholder Transaction Expenses:
  Maximum sales load imposed on purchases......        None             None             None             None
  Maximum sales load imposed on reinvested
    dividends..................................        None             None             None             None
  Deferred sales load..........................        None             None             None             None
  Redemption Fees..............................        None             None             None             None
  Exchange Fees................................        None             None             None             None
Annual Fund Operating Expenses:
  (as a percentage of average net assets)
  Advisory Fees (after waiver).................        0.75%            -- *             0.75%           0.75%**
  Other Expenses...............................        0.48%            0.59%            0.55%           1.47%**
                                                   -------------    -------------    -------------    -------------
Total Fund Operating Expenses (after waiver)...        1.23%           0.59%*            1.30%           2.22%**
                                                    ===========      ===========      ===========      ===========

  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly (shareholder transaction expenses) or indirectly (annual Fund operating expenses). "Other Expenses" includes such expenses as administration fees, custodial and transfer agent fees, audit, legal and other business expenses. For further details, see the Funds' annual report which accompanies the Statement of Additional Information. SBSF Fund was formerly known as SBSF Growth Fund.
--------------------------------------------------------------------------------
* During the fiscal year ended November 30, 1994, Spears, Benzak, Salomon & Farrell, Inc. (the "Adviser" or "Spears") voluntarily agreed to waive the advisory fee of the Money Market Fund in the amount of 0.25%. Had there been no such waiver, the annual operating expense of the Money Market Fund would have been 0.84%.

** During the fiscal year ended November 30, 1994, Spears voluntarily agreed to waive both the advisory and administrative fees of the Capital Growth Fund in the amounts of 0.75% and 0.25%, respectively. Spears discontinued its voluntary waiver of advisory fees on October 1, 1995 and anticipates that it will discontinue its voluntary waiver of administrative fees on January 1, 1996. The table reflects the expenses of the Capital Growth Fund determined as if the advisory and administrative fees had been paid in full by the Capital Growth Fund for the fiscal year ended November 30, 1994.

  The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to each of the Funds.

                                                                       MONEY         CONVERTIBLE        CAPITAL
                                                       SBSF            MARKET         SECURITIES         GROWTH
                                                       FUND             FUND             FUND             FUND
                                                   ------------     ------------     ------------     ------------
Example
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual
return and (2) redemption at the end of each
time period:
  1 Year.......................................        $ 13             $  6             $ 13             $ 23
  3 Years......................................          39               19               41               69
  5 Years......................................          68               33               71              119
  10 Years.....................................         149               74              157              255

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE TABLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%. YOU WOULD PAY THE SAME AMOUNT OF EXPENSES ON THE SAME INVESTMENT ASSUMING NO REDEMPTION AT THE END OF EACH TIME PERIOD.

--------------------------------------------------------------------------------
                         FINANCIAL INFORMATION SUMMARY
--------------------------------------------------------------------------------

       FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period.) The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the five years ended November 30, 1994 is contained in the Fund's Annual Report and should be read in conjunction with the financial statements and notes thereto.

                                                                              SBSF FUND (FORMERLY GROWTH FUND)
                                                        --------------------------------------------------------------------------
                                                                                     FISCAL YEAR ENDED
                                                                                        NOVEMBER 30,
                                                        --------------------------------------------------------------------------
                                                          1994       1993       1992       1991       1990       1989       1988
                                                        --------   --------   --------   --------   --------   --------   --------
Per Share Operating Performance:
Net asset value,
 beginning of period..................................    $17.59     $15.64     $16.47     $15.57     $16.74     $13.31     $11.80
 Net investment income (loss).........................      0.21       0.34       0.42       0.50       0.59       0.47       0.42
 Net realized and unrealized gain (loss) on
   investments........................................     (0.94)      3.01       0.91       1.40      (0.67)      3.43       1.97
                                                        --------   --------   --------   --------   --------   --------   --------
Total from investment operations......................     (0.73)      3.35       1.33       1.90      (0.08)      3.90       2.39
Less: dividends and distributions:
 Dividends from net investment income.................     (0.20)     (0.39)     (0.56)     (0.59)     (0.51)     (0.40)     (0.48)
 Distributions from net realized
   gains on investments...............................     (2.12)     (1.01)     (1.60)     (0.41)     (0.58)     (0.07)     (0.40)
                                                        --------   --------   --------   --------   --------   --------   --------
Total dividends and distributions.....................     (2.32)     (1.40)     (2.16)     (1.00)     (1.09)     (0.47)     (0.88)
                                                        --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period........................    $14.54     $17.59     $15.64     $16.47     $15.57     $16.74     $13.31
                                                        ========== ========== ========== ========== ========== ========== ==========
Total Investment Return...............................    -4.99%     22.95%      8.56%     12.89%     -0.66%     30.10%     21.30%

Ratios/Supplemental Data:
Net assets end of period (in thousands)...............  $109,733   $122,555   $105,325   $103,171    $92,464    $97,513    $81,018
Ratio of expenses to average net assets...............     1.23%      1.15%      1.16%      1.15%      1.15%      1.20%      1.16%
Ratio of net investment income (loss)
 to average net assets................................     1.31%      2.05%      2.68%      3.11%      3.66%      3.12%      3.12%
Decrease reflected in above expense ratios due to
 advisory and administration fees waived..............        --         --         --         --         --         --         --
Portfolio Turnover Rate...............................       83%        70%        45%        50%        42%        44%        47%

                                                       SBSF FUND (FORMERLY GROWTH FUND)
                                                       --------------------------------
                                                              FISCAL YEAR ENDED
                                                                NOVEMBER 30,
                                                       -------------------------------
                                                          1987       1986       1985
                                                        --------   --------   --------
Per Share Operating Performance:
Net asset value,
 beginning of period..................................    $14.16     $13.53     $10.81
 Net investment income (loss).........................      0.39       0.37       0.31
 Net realized and unrealized gain (loss) on
   investments........................................     (1.33)      1.13       2.81
                                                        --------   --------   --------
Total from investment operations......................     (0.94)      1.50       3.12
Less: dividends and distributions:
 Dividends from net investment income.................     (0.37)     (0.32)     (0.40)
 Distributions from net realized
   gains on investments...............................     (1.05)     (0.55)     (0.00)
                                                        --------   --------   --------
Total dividends and distributions.....................     (1.42)     (0.87)     (0.40)
                                                        --------   --------   --------
Net asset value, end of period........................    $11.80     $14.16     $13.53
                                                        ========== ========== ==========
Total Investment Return...............................    -7.30%     11.55%     29.43%

Ratios/Supplemental Data:
Net assets end of period (in thousands)...............   $83,308    $90,058    $60,736
Ratio of expenses to average net assets...............     1.10%      1.17%      1.40%
Ratio of net investment income (loss)
 to average net assets................................     1.67%      1.80%      1.96%
Decrease reflected in above expense ratios due to
 advisory and administration fees waived..............        --         --         --
Portfolio Turnover Rate...............................       66%        65%        80%

---------------
(1) From March 23, 1988 (commencement of operations) to November 30, 1988.
(2) From April 14, 1988 (commencement of operations) to November 30, 1988.
(3) From November 1, 1993 (commencement of operations) to November 30, 1993.
(4) Not annualized.
(5) Annualized.
(6) Calculated using weighted average shares outstanding.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Annual Report, which is incorporated by reference into the Statement of Additional Information, includes a discussion of those factors, strategies and techniques that materially affected their performance during the period of the report, as well as certain related information. A copy of the Fund's Annual Report is available without charge upon request. See "Management of the Funds" for a discussion of the waiver of Advisory and Administration fees.

                              MONEY MARKET FUND                                        CONVERTIBLE SECURITIES FUND
     -------------------------------------------------------------------     -----------------------------------------------
                              FISCAL YEAR ENDED                                             FISCAL YEAR ENDED
                                NOVEMBER 30,                                                  NOVEMBER 30,
     -------------------------------------------------------------------     -----------------------------------------------
      1994      1993      1992      1991      1990      1989     1988(1)      1994      1993      1992      1991      1990
     -------   -------   -------   -------   -------   -------   -------     -------   -------   -------   -------   -------
      $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000      $12.48    $10.98    $10.65    $ 9.15    $10.65
       0.034     0.026     0.034     0.058     0.077     0.086     0.050        0.61      0.57      0.59      0.67      0.87
          --        --        --        --        --        --        --       (1.12)     1.79      0.56      1.63     (1.38)
     -------   -------   -------   -------   -------   -------   -------     -------   -------   -------   -------   -------
       0.034     0.026     0.034     0.058     0.077     0.086     0.050       (0.51)     2.36      1.15      2.30     (0.51)
      (0.034)   (0.026)   (0.034)    (0.58)   (0.077)   (0.086)   (0.050)      (0.61)    (0.57)    (0.72)    (0.71)    (0.80)
          --        --        --        --        --        --        --       (0.31)    (0.29)    (0.10)    (0.09)    (0.19)
     -------   -------   -------   -------   -------   -------   -------     -------   -------   -------   -------   -------
      (0.034)   (0.026)   (0.034)   (0.058)   (0.077)   (0.086)   (0.050)      (0.92)    (0.86)    (0.82)    (0.80)    (0.99)
     -------   -------   -------   -------   -------   -------   -------     -------   -------   -------   -------   -------
      $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000      $11.05    $12.48    $10.98    $10.65    $ 9.15
     ========= ========= ========= ========= ========= ========= =========   ========= ========= ========= ========= =========
       3.37%     2.61%     3.48%     6.00%     8.07%     8.87%     4.76%      -4.36%    22.42%    11.20%    26.33%    -5.18%

     $28,606   $16,222   $12,531   $20,493   $22,424   $21,627   $24,354     $58,845   $64,537   $42,442   $28,123   $15,200
       0.59%     0.55%     0.72%     0.59%     0.62%     0.68%     0.49%       1.30%     1.24%     1.32%     1.37%     1.52%
       3.35%     3.16%     4.20%     6.38%     8.29%     9.29%     7.80%       5.20%     4.75%     6.78%     8.50%    10.64%
       0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.30%          --        --        --        --        --
          --        --        --        --        --        --        --         49%       30%       42%       53%       32%


                           CAPITAL GROWTH FUND
                           --------------------

                            FISCAL YEAR ENDED
                               NOVEMBER 30,
                           --------------------
      1989     1988(2)      1994       1993(3)
     -------   -------     -------     --------
      $ 9.91    $10.00      $ 7.88       $ 8.00
        0.84      0.44       (0.01)(6)    (0.05)

        0.86     (0.30)      (0.31)(6)    (0.07)
     -------   -------     -------     --------
        1.70      0.14       (0.32)       (0.12)
       (0.96)    (0.23)         --           --

          --        --          --           --
     -------   -------     -------     --------
       (0.96)    (0.23)         --           --
     -------   -------     -------     --------
      $10.65    $ 9.91       $7.56        $7.88
     ========= =========   =========   ==========
      17.88%     1.42%      -4.06%       -1.50%(4)
     $12,061    $5,044      $4,141       $1,656
       1.15%     0.84%       1.22%        2.50%(5)

       9.87%     8.74%      -0.17%      -12.65%(5)
       0.55%     0.98%       1.00%        0.93%
         76%        9%         80%           0%

--------------------------------------------------------------------------------
                               YIELD INFORMATION
--------------------------------------------------------------------------------

  The yield of the Money Market Fund for the seven days ended November 30, 1994 was 4.76%. The compounded "effective yield" for the same seven day period was 4.87%. The yield of the Money Market Fund for the seven days ended March 28, 1995 was 5.42% and the effective yield for that period was 5.57%. See "Computation of Yields and Total Return" in the Statement of Additional Information for information about the method of calculating these yields.

--------------------------------------------------------------------------------
                             INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

  The investment objective of each of the four Funds is set forth below.

SBSF FUND

  The SBSF Fund's investment objective is to seek a high total return over the longer term consistent with reasonable risk. Total return consists of dividends and interest income and realized and unrealized appreciation on portfolio securities. In seeking its objective, the SBSF Fund will invest in securities which in the opinion of the Adviser have the potential for capital appreciation in excess of market averages during periods of market strength while attempting to preserve capital during periods of market weakness. The SBSF Fund will invest primarily in common stocks, but may also invest in preferred stocks, securities convertible into common stocks and fixed income securities.

  In pursuit of its objective, SBSF Fund may invest in the securities of companies that possess valuable fixed assets, or are undervalued in the marketplace in relation to such factors as the issuer's assets, earnings or growth potential. The SBSF Fund is not restricted to investments in any specific market sector or industry group, and it may invest in securities traded on national securities exchanges, the NASDAQ national market, over the counter securities and securities privately placed.

  Periods of market strength are, with respect to equity securities, those in which the prices of such securities, as reflected in standard industry indices (such as the Dow Jones Industrial Average and the Standard & Poor's Composite Index), rise and, with respect to fixed income securities, those in which yields fall (with consequent increases in price). Periods of market weakness are the converse of periods of market strength. Because periods of market strength or weakness in equity and fixed income securities do not necessarily coincide, the Adviser in seeking a high total return has the flexibility to invest in a wide range of equity and fixed income securities.

  With respect to fixed income securities, the SBSF Fund will invest primarily in U.S. Government securities, corporate bonds, securities convertible into common stock, high grade commercial paper and bankers acceptances.

CONVERTIBLE SECURITIES FUND

  The investment objective of the Convertible Securities Fund is to seek a high level of current income together with long-term capital appreciation. It is a fundamental policy of the Convertible Securities Fund that it will invest at least 65% of its total assets (except when maintaining a temporary defensive position) in convertible securities. The Convertible Securities Fund is not required to sell securities for the purpose of assuring that at least 65% of its total assets are invested in convertible securities if a market decline should cause this threshold to be breached. The balance of the Convertible Securities Fund's assets may be invested in other securities which, in the aggregate, are considered to be consistent with the Fund's investment objective. Such other investments may include preferred stocks, dividend and non-dividend paying common stocks, U.S. Government securities, corporate bonds, high grade commercial paper, banker's acceptances and other short-term instruments, floating rate notes, securities of the foregoing types issued by foreign issuers and repurchase agreements. A decision to maintain a temporary defensive position will depend on the Adviser's outlook for interest rates and fixed income and equity securities, and when such a position is adopted there can be no assurance that the Fund's investment objective will be achieved.

  A convertible security is a fixed-income security, such as a bond or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are usually senior to common stock in a corporation's capital structure, but usually are

--------------------------------------------------------------------------------

subordinate to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

  The Convertible Securities Fund will purchase convertible securities which may or may not be rated by a national rating agency. When purchasing rated securities, the Convertible Securities Fund may make substantial investments in securities rated Baa, Ba, B or Caa by Moody's Investor Services, Inc. ("Moody's") and BBB, BB, B or CCC by Standard & Poor's Corporation ("S&P") (see the description of the rating systems contained in Appendix A to the Statement of Additional Information).

  The medium to lower-rated and unrated securities in which the Convertible Securities Fund may invest tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of the other issuers. Debt obligations rated lower than A by Moody's or S&P tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value do not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

  The Fund is not restricted from investing in the lower-rated categories of securities. However, the Fund will not invest in securities rated Ba or lower by Moody's or BB or lower by S&P or unrated securities, unless the Adviser believes that positive factors mitigate or reduce the investment risks and that the investment is expected to provide a return commensurate with such risks. Positive factors would include operating strengths or improvements which will enable a company to service its debt with a wider margin of comfort than anticipated by rating agencies. Such strengths or improvements, such as growing market share or improved cost structure or margins, result in strong or improving cash flow. A superior management also can improve the value of assets within a company. Thus, a company can build financial flexibility, enabling it to reduce its leverage or otherwise reduce financial risk at will.

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, but tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Securities received upon conversion of convertible securities or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for Federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.

  The Convertible Securities Fund may also invest in synthetic convertibles. A "synthetic convertible" is created by combining separate securities which possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in non-convertible fixed-income securities such as non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

  The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible is com-

--------------------------------------------------------------------------------

prised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

  A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

CAPITAL GROWTH FUND

  The Capital Growth Fund's investment objective is to provide capital appreciation. The production of any current income is incidental to this objective. The Capital Growth Fund invests primarily in growth oriented common stocks of domestic corporations and, to a limited extent, foreign corporations listed on any national securities exchange or traded in the over-the-counter market. Such corporations may or may not pay dividends and such a factor would not be considered a relevant criteria in selecting an investment.

  The Adviser employs a flexible investment program in pursuit of the Fund's investment objective. The Fund is not restricted to investments in specific market sectors and may invest in any market sector. The Capital Growth Fund will invest in small to medium capitalized companies, i.e., issuers having a market capitalization of $500 million to $1.5 billion, but may also invest in companies of any size and may take advantage of any investment opportunity with attractive long-term growth prospects including preferred stocks, convertible securities and bonds. Bonds might be purchased in situations where the Adviser believes interest rates will decline or where it is believed that a bond will provide a greater return than common stocks. This might be the case, for example, in a weak economic environment where stock prices are performing poorly. The Adviser takes advantage of its market access and the research available to it to select investments in promising emerging growth companies that are involved in new technology, natural resources, foreign markets and special developments, such as research discoveries, acquisitions, recapitalizations, liquidations or management changes, and companies whose stock may be undervalued by the market. These situations are only illustrative of the types of investments the Fund may make. The Fund is free to invest in any common stock which in the Adviser's judgment provides above average potential for capital appreciation.

  Although the Capital Growth Fund intends to be fully invested, it may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Adviser, such position is likely to provide protection against unfavorable market conditions.

  The Fund intends to manage its portfolio actively to accomplish its investment objective. Since the Fund has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.

MONEY MARKET FUND

  The investment objective of the Money Market Fund is to provide high current income to the extent consistent with the preservation of capital. The Money Market Fund will not purchase securities with maturities greater than thirteen months and will maintain a weighted average maturity of 90 days or less. The Money Market Fund seeks to attain its objective by investing in the following types of money market instruments:

  (1) Bank certificates of deposit, bankers' acceptances and other obligations issued or guaranteed by domestic banks having total assets in excess of one billion dollars (except as provided below) and subject to regulation by the United States Government; foreign branches of these banks ("Euros"); and, United States branches of foreign banks of equivalent size ("Yankees"). The Money Market Fund may invest in certificates of deposit and other obligations issued by smaller domestic banks and savings and loan associations with assets of less than one billion dollars if the principal amounts of the instruments are fully insured by the Federal Deposit Insurance Corporation. In the event the Money Market Fund purchases any certificates of deposit issued by such smaller banks or sav-

--------------------------------------------------------------------------------

ings and loan associations that are not readily marketable, the purchases will not exceed 10% of the Money Market Fund's net assets at the time of purchase.

  (2) Commercial paper rated P-1 by Moody's and A-1 by S&P or, if not rated, issued by corporations having an outstanding unsecured debt issue currently rated Aa by Moody's or AA by S&P. (For a description of such ratings see Appendix A in the Statement of Additional Information).

  (3) Obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, including such obligations subject to repurchase agreements. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of the latter category of securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of securities described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal National Mortgage Association and (iii) obligations of the Student Loan Marketing Association, respectively.

  Such instruments may produce a lower yield than would be available from less highly rated instruments. There can be, of course, no assurance that the Money Market Fund will achieve its investment objective. The Money Market Fund may not achieve as high a current level of income as other funds which may invest in securities of lesser quality and longer maturities.

INVESTMENT TECHNIQUES

  In pursuit of their objectives, the Funds may utilize certain special investment methods. The SBSF Fund, the Convertible Securities Fund and the Capital Growth Fund may, in certain circumstances, purchase and write call options that are traded on U.S. securities exchanges. At the time of purchase or sale, the market value of such options would not exceed 5% of the total assets of the respective Fund. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option.

  The SBSF Fund, the Convertible Securities Fund and the Capital Growth Fund may also invest up to 10% of their assets in securities of foreign issuers. Securities of foreign issuers may, in the opinion of the Adviser, present attractive investment opportunities. Foreign investments may be affected favorably or unfavorably by changes in exchange rates and currency control regulations, including currency blockage. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization or expropriation of issuers.

  The SBSF Fund, the Convertible Securities Fund and the Capital Growth Fund may also invest up to 5% of each Fund's respective net assets in warrants, excluding attached warrants. None, however, will invest more than 2% of its net assets in warrants which are not traded on the New York or American Stock Exchanges.

  The SBSF Fund, the Convertible Securities Fund and the Capital Growth Fund may invest up to 10% of each Fund's total assets in illiquid securities, including securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale, including privately issued debt securities. However, illiquid securities for purposes of this limitation do not include securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), which the Fund's Board of Directors or the Fund's Adviser has determined are liquid. Such a determination would take into consideration, among other factors, valuation, liquidity and availability of information. At the present time, the market for Rule 144A securities is relatively new and there is no assurance that this market will grow. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Funds could adversely affect the liquidity of such securities. The Funds might be unable to dispose of such securities promptly or at reasonable prices. The Funds may

--------------------------------------------------------------------------------

invest up to 10% of their total assets in Rule 144A securities.

  To increase income, the SBSF Fund, the Convertible Securities Fund and the Capital Growth Fund may lend portfolio securities to certain brokers or dealers, banks or other institutional investors, such as insurance companies and pension funds. The Adviser has not previously, nor has it any present intention, to loan portfolio securities. All of the Funds may also invest in repurchase agreements relating to certain types of securities and member banks of the Federal Reserve System. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. From time to time, all of the Funds may trade in securities for the short term. It is anticipated that the annual turnover rates will not exceed 75% for the SBSF Fund and the Convertible Securities Fund and may be substantially higher than 100% for the Capital Growth Fund. A turnover rate in excess of 100% may increase a Fund's expenses. A fuller description of all of the special investment methods described in this paragraph and of the conditions under which the Fund may utilize them may be found under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds are subject to the usual market risks incident to their investments and therefore there can be no assurances that the objectives of the Funds will be attained.

  The investment policies of the Funds set forth above may be changed or altered by the Board of Directors subject to certain investment restrictions, which set percentage and other limitations on certain investments and investment strategies, certain of which constitute fundamental policies. Fundamental polices, which include the investment objective of each of the Funds, cannot be changed without the approval of the holders of a majority of the outstanding voting securities of each of the Funds. The restrictions are set forth under "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

  The directors, in addition to reviewing the actions of the Funds' Adviser, Administrator and Distributor, as set forth below, decide upon matters of general policy. The Funds' officers conduct and supervise the daily business operations of the Funds. The names, addresses and business affiliations of the directors and officers of the Funds are set forth in the Statement of Additional Information.

                             THE INVESTMENT ADVISER

  The investment adviser to the Funds is Spears, Benzak, Salomon & Farrell, Inc., a New York Corporation that is registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of KeyCorp Asset Management Holdings, Inc. ("KAMHI") and is an indirect wholly owned subsidiary of Society National Bank, N.A. and KeyCorp, one of the largest financial services holding companies in the United States. KeyCorp's principal offices are located at 127 Public Square, Cleveland, Ohio 44114.

  The Adviser was acquired by KAMHI on April 5, 1995. This change of control of the Adviser was deemed under the Investment Company Act of 1940 (the "Act") to be an assignment of the Investment Advisory Agreement between the Funds and the Adviser, which, in accordance with its terms and the Act, terminated upon such assignment. At an annual meeting of shareholders of the Funds held on March 29, 1995, the shareholders of the Funds approved a new Investment Advisory Agreement between the Funds and the Adviser, which agreement became effective upon the consummation of the acquisition of the Adviser by KAMHI. The Adviser has continued operating under its previous management and staff, and there has been no change to the Adviser's business or investment strategies.

  The Adviser was, at October 31, 1995, investment adviser for assets aggregating in excess of $3.5 billion. In addition to the Funds, the Adviser's advisory clients include individuals, pension and profit-sharing trusts, partnerships, endowments and foundations. The Adviser's principal offices are located at 45 Rockefeller Plaza, New York, New York 10111.

--------------------------------------------------------------------------------

  Pursuant to an Investment Advisory Agreement, the Adviser furnishes a continuous investment program for the Funds' portfolios, makes the day-to-day investment decisions for the Funds, executes the purchase and sale orders for the portfolio transactions of the Funds and generally manages the Funds' investments in accordance with the stated policies of the Funds, subject to the general supervision of the Board of Directors of the Funds.

  Due to certain regulatory restrictions imposed on banking organizations and their subsidiaries, employees of the Adviser are not permitted to serve as officers or directors of the Funds. Pursuant to a Sub-Administration Agreement between the Adviser and Concord Holding Corporation ("Concord"), Concord currently provides persons satisfactory to the Company's Board of Directors to serve as officers of the Funds.

  The principal portfolio manager of the SBSF Fund, the Convertible Securities Fund and the Money Market Fund is Louis R. Benzak. Mr. Benzak is a Managing Director and Vice Chairman of the Adviser and has been the principal portfolio manager of the SBSF Fund, Convertible Securities Fund and Money Market Fund since their inception. The principal portfolio manager of the Capital Growth Fund is Charles G. Crane. Mr. Crane is a Managing Director of the Adviser and has been the Capital Growth Fund's principal portfolio manager since its inception.

  As compensation for the services rendered and related expenses borne by the Adviser under the Investment Advisory Agreement, the SBSF Fund, the Convertible Securities Fund and the Capital Growth Fund pay the Adviser a fee, computed daily and payable monthly, equal to .75% per annum of each Fund's average daily net assets. This fee is higher than that paid by most investment companies. The Investment Advisory Agreement further provides that the Money Market Fund will pay the Adviser a fee, computed daily and payable monthly, equal to .25% per annum of its average daily net assets. This fee is lower than that paid by most investment companies. The Adviser is obligated to reimburse the Fund in the event any Fund's expenses exceed certain prescribed limits. See "Distribution Plan and Expenses". For the fiscal year ended November 30, 1994, the SBSF Fund and the Convertible Securities Fund paid the Adviser a fee at the effective annual rate of .75% of its average daily net assets. For the fiscal year ended November 30, 1994, the Adviser voluntarily waived its advisory fees for the Money Market Fund and the Capital Growth Fund. On October 1, 1995, the Adviser discontinued its voluntary waiver of the advisory fees for the Capital Growth Fund.

  Spears also serves as Administrator to the Funds. In this capacity, Spears administers certain of the Funds' operations subject to the supervision of the Board of Directors. Pursuant to an Administration Agreement, in consideration of its administrative fee, Spears performs clerical, accounting and office service functions for the Funds and provides the Funds with personnel to perform accounting and related services, oversees the calculation of net asset value and yield, prepares reports to and filings with regulatory authorities, services shareholder accounts and performs such other services as the Funds may from time to time request. The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Spears, or of reckless disregard of its obligations thereunder, Spears shall not be liable for any action or failure to act in accordance with its duties thereunder. The acquisition of Spears by KAMHI was deemed to be an assignment of the Administration Agreement, which terminated upon such assignment. At a meeting of the Board of Directors of the Funds on February 9, 1995, the Board of Directors approved a new Administration Agreement between the Funds and Spears, which agreement became effective upon the consummation of the acquisition of Spears by KAMHI.

  As compensation for the administrative services rendered to the Funds and related expenses borne by Spears, each of the Funds pays Spears an annual fee, computed daily and payable monthly, equal to .25% of its average daily net assets up to $50,000,000, plus .15% of the next $50,000,000, plus .05% of such assets greater than $100,000,000. For the fiscal year ended November 30, 1994 Spears voluntarily waived its administration fee for the Capital Growth Fund. Spears anticipates that it will discontinue its voluntary waiver of its administration fee for the Capital Growth Fund on January 1, 1996. Spears is obligated to reimburse the Funds in the event the Funds' expenses exceed certain prescribed limits. See "Distribution Plan and Expenses".

--------------------------------------------------------------------------------
                         DISTRIBUTION PLAN AND EXPENSES
--------------------------------------------------------------------------------

  Except as set forth above under "Management of the Funds" and as set forth below, each of the Funds would bear the expenses directly applicable to it and a portion of the general administrative expenses, applicable to all the Funds which may be allocated among the Funds in a manner believed by the Adviser to be fair and equitable. Expenses that would be directly applicable to a Fund include expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, legal and auditing expenses directly incurred by the Fund, and charges of Spears, the Custodian, the Transfer Agent and the Distributor. General expenses which would be allocated include directors' fees, general corporate legal and auditing expenses, state franchise taxes, costs of printing proxies, stock certificates, shareholder reports and prospectuses sent to existing shareholders, trade association fees, Securities and Exchange Commission fees, and accounting costs. Depending upon the nature of a lawsuit, litigation costs may be directly applicable to a Fund or allocated among the Funds.

  As a result of certain regulatory restrictions imposed on banking organizations and their subsidiaries, the Company is not permitted to sell shares of the Funds directly without an independent underwriter. Concord Financial Group, Inc. ("Concord Financial") serves as independent underwriter/distributor of the Funds' shares pursuant to a distribution agreement between the Funds and Concord Financial which provides that Concord Financial will use its best efforts to sell shares of the Funds. Under the distribution agreement, Concord Financial may enter into agreements with selected dealers for the distribution of shares.

  Under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Distribution Plan"), the Company pays the promotional and advertising expenses relating to the distribution of the Funds' shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of the Funds' shares. In addition, under the Distribution Plan the Company may compensate Concord Financial, or reimburse expenses incurred by Concord Financial, for distribution-related and sales support or shareholder account services. All amounts expended pursuant to the Plan are paid to Concord Financial which may pay all or any portion of such payments to compensate or reimburse brokers, dealers and others which make sales of shares of a Fund or which service shareholder accounts. Total payments under the Distribution Plan may not exceed 0.25% of the average daily net asset value of the shares of a Fund on an annual basis. The Rule 12b-1 plan requires that written reports of the amounts expended and the purposes for which such expenditures were made be provided to the Board of Directors, at least quarterly, for its review. See "Management of the Fund" for information regarding fee arrangements.

  The Adviser has agreed that if in any fiscal year the sum of each Fund's expenses exceeds the limits set by applicable regulations of state securities commissions, the amounts payable by the Funds to Spears for the advisory fee and the administration fee for that year shall each be proportionately reduced. For further information see "Distribution Plan and Expenses" in the Statement of Additional Information.

  The Adviser has paid the organization expenses of each of the Funds and expenses incurred in the initial offering of their shares. Such organization expenses are borne by the Funds and are amortized prospectively on a straight line basis over a period not to exceed 60 months following commencement of operations.

--------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

  The net asset values of the SBSF Fund's shares, the Convertible Securities Fund's shares and the Capital Growth Fund's shares are determined as of the close of the New York Stock Exchange, which is ordinarily at 4:00 P.M., New York time, each business day. The net asset value of the Money Market Fund is determined at 12:00 P.M., New York time, each business day.

  The Money Market Fund will seek to maintain a constant net asset value per share of $1.00; however there can be no assurance that this will be attained.

  In general, a Fund's net asset value is equal to the value of the securities, cash and other assets less liabilities divided by the number of shares outstanding. Securities traded on securities exchanges or the NASDAQ national market are valued at the last sales price on the exchange where the security is primarily traded or, lacking any sales, at the mean between the most recent bid and asked quotation. Securities traded over-the-counter are valued at the mean between the most recent bid and asked price. Securities for which quotations are not readily available and any other assets are valued at fair value as determined in good faith by the Board of Directors. The Money Market Fund values all its portfolio securities using the amortized cost method. The SBSF, Convertible Securities and Capital Growth Funds value money market instruments at market value except money market instruments having a maturity of less than 60 days which are valued at amortized cost.

  Generally, trading in foreign securities, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the SBSF, Convertible Securities and Capital Growth Funds' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Directors.

  The net asset values per share of the SBSF Fund and the Convertible Securities Fund appear daily in The Wall Street Journal and most major newspapers. The net asset value per share of the Capital Growth Fund can be obtained by calling 1-800-539-3863.

--------------------------------------------------------------------------------
                               PURCHASING SHARES
--------------------------------------------------------------------------------

  Investors may purchase shares of each Fund on any day on which the New York Stock Exchange is open for business. The purchase price is the net asset value determined next after the order is received. There are no sales commissions. Except for certain qualified retirement plans, there is a minimum initial investment of $500. The minimum for subsequent purchases is $25.

  Purchases may be made by mailing a check (in United States funds) payable to SBSF Funds, Inc., c/o Primary Funds Service Corporation, P.O. Box 9742, Providence, RI 02940-9742. In the case of an initial purchase, the check must be accompanied by a completed subscription order form (a copy of which is available by calling 1-800-539-3863).

  Purchase payments may be transmitted by bank wire directly to the Transfer Agent at the following address:

  Boston Safe Deposit & Trust Co.
  ABA # 011001234
  For Credit to PFSC DDA Account # 05-224-8
  For Further Credit to Wire Control #
         (please call 1-800-539-3863 to obtain the wire control #)
         Prior to wiring any funds and in order to ensure that wire orders are invested promptly, you must call the Transfer Agent to obtain a wire control #.

  Shares will be purchased for your account as of the next determination of net asset value per share follow-

--------------------------------------------------------------------------------

ing acceptance of your subscription. Shares begin accruing income dividends on the day they were purchased, except for Money Market Fund shares purchased by check, or by wire after 12:00 P.M. New York time, which begin earning income dividends on the following day. Each investment in shares of a Fund, including dividends and capital gains distributions reinvested, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares were purchased, and the new balance of Fund shares owned. The Funds do not issue stock certificates for the shares.

  The purchase or redemption of shares through broker-dealers or other financial institutions may be subject to a service fee by those entities.

  Although the Funds continuously offer their shares for sale, each Fund reserves the right to reject any purchase request.

--------------------------------------------------------------------------------
                                REDEEMING SHARES
--------------------------------------------------------------------------------

  Any shareholder of a Fund or Funds is entitled to require the Fund or Funds to buy back all or any part of his or her shares. Redemptions of Fund shares may be effected only on days on which the New York Stock Exchange is open for business. The redemption price, which may be more or less than the price paid by the shareholder, is the net asset value next determined after a request for redemption in proper form is received by Primary Funds Service Corporation, the Funds' transfer agent (the "Transfer Agent"). See "Determination of Net Asset Value". The redemption of shares may result in a taxable gain or loss to the shareholder.

WRITTEN REDEMPTION

  A proper redemption request includes a written request for redemption properly signed and, if any certificates are included in the request, presentation of such certificates properly endorsed and in proper form for transfer. In the case of joint ownership, all signatures are required on the redemption request and any endorsement of certificates. In all cases, all the signatures on a redemption request and/or certificates must be guaranteed by a member organization of a national securities exchange, a commercial bank or trust company in New York City (or commercial bank or trust company having a correspondent in New York City) or an eligible grantor institution participating in the Securities Transfer Association's Medallion Program (STAMP).

  A written redemption request should specify the Fund or Funds for which redemption is requested, state the account number and should be sent to SBSF Funds, Inc., c/o Primary Funds Service Corporation, P.O. Box 9742, Providence, RI 02940-9742.

  Redemption requests which are not in proper form will be returned to the shareholder. Redemptions will not become effective until all documents in proper form have been received by the Transfer Agent. Redemption requests received by the Funds will be forwarded to the Transfer Agent for processing and will be effected at the net asset value next determined after all required documentation is received by the Transfer Agent which may or may not be the same day the request is received by the Funds. The Funds generally will send payments for shares redeemed on the next business day after a redemption request, in proper form, is received.

TELEPHONE REDEMPTION

  The Funds accept telephone or telecopier requests for redemption from shareholders who elect this option. The proceeds of such a redemption can be sent only to the shareholder at his or her address or to a bank account, both as set forth on the subscription order form (application). An investor may select this option by so indicating on the application. The Funds may accept telephone redemption instructions from authorized persons with respect to accounts of shareholders who elect this service. Amounts withdrawn from an account in this manner are transmitted by wire ($500 minimum) to the shareholder's designated bank account, provided such account is at a domestic commercial bank which is a member of the Federal Reserve System, or by check to the shareholder's designated address.

  To make a telephone redemption, call the Transfer Agent at 1-800-539-3863, ask for the telephone redemption clerk, and state (i) the name of the registered shareholder, (ii) the account number with the Fund, (iii) the amount to be redeemed, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and (v) the name of the person requesting the redemption. Telephone

--------------------------------------------------------------------------------

requests must be made prior to 4:00 P.M. (New York time) for the SBSF Fund, Convertible Securities Fund and Capital Growth Fund and prior to 12:00 P.M. (New York time) for the Money Market Fund. To make a telephone redemption request by telecopier, send your request containing the information set forth in (i) - (v) above to 1-800-529-2244. Usually the proceeds are sent to the designated bank account or address within one business day after the redemption. The Funds reserve the right to terminate the telephone redemption service in whole or in part at any time. If you select a telephone redemption privilege, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that the instructions are genuine and, if it does not follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

  The Funds will not mail redemption proceeds until checks used to pay for shares purchased have cleared, which will ordinarily not take longer than 15 days. The redemption price, which will be the price next determined after receipt of the request in proper form, may be paid in cash or portfolio securities, at the Funds' discretion. Money Market Fund shareholders continue to receive dividends on Money Market Fund shares until the business day before the redemption check clears.

  Shareholders may also redeem shares through registered broker-dealers holding such shares who have made arrangements with the Funds permitting them to redeem such shares by telephone or telecopier and who may charge a fee for this service.

FREE CHECKING

  Investors in the Money Market Fund only may request a supply of checks from the Transfer Agent. A check may be made payable to the order of anyone in an amount of $100 or more. These checks may be used as one would use any ordinary commercial bank check except that checks may not be certified. The payee of such a check may deposit it. The checks are drawn on a special account maintained by the Money Market Fund at Northern Trust Co. When such a check is presented to Northern Trust Co. for payment, it, as agent for the shareholder, redeems a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check and returns the check to the investor.

  The use of a check to make a redemption enables a shareholder in the Money Market Fund to receive dividends on the shares to be redeemed up to and including the business day the check clears.

  There is no charge to the shareholder for this checking service. Each check sent to a shareholder has his or her name and account number in the Money Market Fund impressed thereon. Shareholders electing this checking option are subject to the procedures, rules and regulations of Northern Trust Co. governing checking accounts. Checks drawn on a jointly owned account, at the option of the joint owners, may require only one signature. Northern Trust Co. will not honor checks which are in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. Since the dollar value of the account changes daily, the total value of the account cannot be determined in advance and the account cannot be entirely redeemed by check.

  An investor wishing to avail himself or herself of this method of redemption should elect it on his or her application. Individuals and joint tenants are not required to furnish any supporting documentation. However, corporations and other entities making this election are required to furnish a certified resolution or other evidence of authorization in accordance with normal banking practices. Appropriate authorization forms will be sent by the Transfer Agent to corporations and other such shareholders who select this option. As soon as such forms are filed in good order with the Transfer Agent, it will provide the shareholder with a supply of checks.

  This checking service may be terminated at any time by the Fund or by the Transfer Agent.

  The Funds have reserved the right to redeem involuntarily the shares of any shareholder if the net asset value of all remaining shares in the shareholder's account after a redemption is less than $500. IRA and Keogh accounts are exempt from this mandatory redemption. Written notices of a proposed mandatory redemption will be given at least 60 days in advance to any shareholder whose account is to be redeemed. During the notice period a shareholder may avoid mandatory redemption by purchasing sufficient shares to increase his or her total net asset value to at least $500.

--------------------------------------------------------------------------------

  The Funds may suspend the right of redemption during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed, other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension or postponement; or (c) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio securities or determination of the value of assets of the Funds not reasonably practicable. In case of a suspension of the right of redemption, the shareholder may withdraw his certificate or offer of redemption, or he will receive payment of the net asset value determined next after the suspension has been terminated.

--------------------------------------------------------------------------------
                                RETIREMENT PLANS
--------------------------------------------------------------------------------

  The Funds have available prototype IRA, Profit Sharing (Keogh) and Money Purchase retirement plans. Documentation, applications and charges of Primary Funds Service Corporation as custodian may be obtained from the Funds.

  All contributions to such plans are invested in shares of the Fund or Funds selected by the shareholder. The minimum investment to establish an IRA, Profit Sharing or Money Purchase Plan is $250. The minimum for subsequent investments is $25.

  Persons desiring information concerning these retirement plans should call 1-800-539-3863 or write to the Funds.

--------------------------------------------------------------------------------
                            AUTOMATIC ASSET BUILDER
--------------------------------------------------------------------------------

  Automatic Asset Builder permits you to purchase Fund shares (minimum of $25 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from your checking, NOW or bank money market deposit account (as permitted) designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on any business day from the 1st to the 28th of each month. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary form from the Funds or Transfer Agent. You may cancel this privilege or change the amount to be purchased at any time by mailing written notification to SBSF Funds, Inc., c/o Primary Funds Service Corporation, P.O. Box 9742, Providence, RI 02940-9742, and the notification will be effective three business days following receipt. The Fund may modify or terminate this privilege at any time.

--------------------------------------------------------------------------------
                           AUTOMATIC WITHDRAWAL PLAN
--------------------------------------------------------------------------------

  Each of the Funds has established an automatic withdrawal plan for any shareholder owning shares with a value of $5,000 or more who wishes to redeem a portion of the shares on a regular periodic basis and receive checks for the proceeds. The Plan provides for monthly or quarterly checks in any amount not less than $25 (which amount is not necessarily recommended) and such checks are paid on any day from the 1st through the 28th of each month, quarterly, semi-annually or annually. A withdrawal plan is established by delivering to the Transfer Agent an application form which may be obtained from the Funds. A withdrawal plan may be terminated by the participant at any time without penalty upon written notice to the Transfer Agent. Withdrawal payments that exceed dividends and capital gain distributions paid in shares in the account may deplete and eventually exhaust the account. The periodic withdrawal payments are proceeds of redemptions and will be treated as such for tax purposes. See "Federal Income Taxes".

--------------------------------------------------------------------------------
                              EXCHANGE PRIVILEGES
--------------------------------------------------------------------------------

  The Funds offer, at no charge to the shareholder, an exchange program which permits shareholders to redeem, by telephone, shares of any of the four Funds which have been held for more than 10 days and automatically invest the proceeds of such redemptions in shares of any of the other SBSF Funds (See "Telephone Redemption") at the then applicable net asset value. Exchanges must meet the minimum initial investment and minimum subsequent purchase requirements for each Fund. See "Purchasing Shares."

  To establish an Exchange Program account shareholders must complete an application which can be obtained from the Funds. More detailed information concerning the Exchange Program will be sent with the application.

  The Funds reserve the right to reject any exchange request or at any time to terminate the Exchange Program.

--------------------------------------------------------------------------------
                    DIVIDEND REINVESTMENT AND DISTRIBUTIONS
--------------------------------------------------------------------------------

  Each Fund distributes to shareholders substantially all of its net investment income and any net realized taxable capital gains resulting from sales of portfolio securities.

  The Money Market Fund declares daily, and pays monthly on or about the first business day of the following month, dividends equal to its entire net investment income. Unless otherwise instructed, all dividends and distributions of capital gains are reinvested in additional shares, at net asset value, on the payment date.

  The Convertible Securities Fund declares dividends, equal to its net investment income, on or about the last business day of each calendar quarter and pays such dividend shortly thereafter. Realized capital gains, if any, are paid annually in December.

  Dividends from the SBSF and Capital Growth Funds are ordinarily paid semi-annually in June and December and capital gains distributions, if any, are paid annually, in December. Unless the shareholder instructs otherwise, each dividend and distribution will be reinvested for his or her account, in full and fractional shares, at net asset value as of the close of the New York Stock Exchange on the date fixed by the Board of Directors when the dividend or distribution is declared. Shareholders of any of the Funds may elect to reinvest income dividends in shares of any other Fund at net asset value. This option may be elected on the subscription order form (application) or by writing or calling the Funds at 1-800-539-3863. Shareholders are advised as to the source of each distribution. A notice of each dividend or distribution reinvestment transaction will be mailed to the shareholders by the Transfer Agent. If a shareholder desires to receive any dividend or distribution in cash, he or she must notify the Transfer Agent or the Funds in writing prior to the record date for such dividend or distribution. A shareholder may also request that all future dividends and distributions be paid in cash. Such request will remain in effect until notification in writing by the shareholder to the contrary is received by the Transfer Agent.

--------------------------------------------------------------------------------
                              FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

  Each Fund has qualified and intends to continue to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company when it is in the best interest of its shareholders to do so. This will relieve the Funds (but not their shareholders) from paying Federal income tax on income which is currently distributed to shareholders, assuming certain distribution requirements are met; it also permits net capital gains of the Funds (i.e., the excess of net long-term capital gain over net short-term capital loss) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Funds are held. The Tax Reform Act of 1986 (the "Act") imposes a nondeductible 4% excise tax on the Funds to the extent the Funds do not meet certain distribution requirements by the end of each calendar year.

  Dividend distributions to shareholders from net investment income or net short-term capital gains are treated as ordinary income for Federal income tax

--------------------------------------------------------------------------------

purposes whether or not such distributions are taken in cash or reinvested in additional shares.

  Dividends paid by the SBSF, Convertible Securities and Capital Growth Funds may be eligible for the 70% dividends received deduction for corporate shareholders to the extent that the Funds' income is derived from certain dividends received from domestic corporations.

  Distributions of net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) of the Funds are taxable to shareholders as long-term capital gains whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of the Funds have been held. Capital gains dividends are not eligible for the dividends received deduction.

  Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year. Notwithstanding the above, any loss realized by a shareholder upon the sale of shares in a Fund held six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder.

  Distributions may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

--------------------------------------------------------------------------------
                          DESCRIPTION OF COMMON STOCK
--------------------------------------------------------------------------------

  The Company is an open-end, diversified management investment company, incorporated under Maryland law on May 26, 1983. Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional series of shares. Pursuant to such authority, the Board of Directors has authorized the issuance of four series of shares, each representing shares in one of four separate Funds: SBSF Fund (25 million authorized shares); SBSF Convertible Securities Fund (25 million authorized shares); SBSF Capital Growth Fund (25 million authorized shares) and SBSF Money Market Fund (150 million authorized shares). The par value of the shares of each of the Funds is $.01 per share. The assets of each Fund are segregated and separately managed and a shareholder's interest is in the assets and earnings of the Fund in which he or she holds shares. Each share of a Fund represents an equal proportionate interest in that portfolio with each other share of the same series. In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets belonging to that portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective Funds, of any general assets not belonging to any particular portfolio that are available for distribution. Shareholders are entitled to one vote for each share held and will vote in the aggregate and not by portfolio except as otherwise required by the Investment Company Act of 1940 or Maryland law. Shares do not have cumulative voting rights; are fully paid, transferrable and nonassessable when issued; have no preemptive, subscription or conversion rights; and are redeemable. It is the present policy of the Company to hold Annual Meetings of Shareholders in April although this policy may be changed at any time.

--------------------------------------------------------------------------------
            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
--------------------------------------------------------------------------------

  Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114, is the Custodian for the Fund's cash and securities and Primary Funds Service Corporation is Transfer Agent and Dividend Disbursing Agent for the shares of the Funds. Key Trust Company of Ohio, N.A. does not assist in any way, and is not responsible for, investment decisions involving assets of the Funds. Key Trust Company of Ohio, N.A. is a subsidiary of KeyCorp and an affiliate of the Adviser and receives compensation from the Fund for the services it performs as custodian.

--------------------------------------------------------------------------------
                              SHAREHOLDER REPORTS
--------------------------------------------------------------------------------

  The Funds will prepare and send to shareholders semi-annual unaudited and annual audited reports which include a list of investment securities held by each of the Funds.

  In addition, shareholders of the Funds will receive, monthly, a cumulative statement of his or her account for the calendar year. Shareholders of the SBSF Fund, Convertible Securities Fund and Capital Growth Fund will also receive, quarterly, information summarizing the Fund's investment performance. Shareholders of the Money Market Fund receive monthly statements from the Transfer Agent detailing all transactions.

  Shareholder inquiries should be addressed to the Funds at Primary Funds Service Corporation, P.O. Box 9742, Providence, RI 02940-9742. Shareholders may also call the Funds at 1-800-539-3863.

                                SBSF FUNDS, INC.
                              45 Rockefeller Plaza
                            New York, New York 10111

                       INVESTMENT ADVISER & ADMINISTRATOR
                    Spears, Benzak, Salomon & Farrell, Inc.
                              45 Rockefeller Plaza
                            New York, New York 10111

                                    COUNSEL
                              Morrison & Foerster
                          2000 Pennsylvania Avenue, NW
                              Washington, DC 20006

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

                                   CUSTODIAN
                        Key Trust Company of Ohio, N.A.
                               127 Public Square
                             Cleveland, Ohio 44114

                                 TRANSFER AGENT
                       Primary Funds Service Corporation
                                 P.O. Box 9742
                           Providence, RI 02940-9742

                                  DISTRIBUTOR
                            Concord Financial Group
                              125 West 55th Street
                               New York, NY 10019

                  The date of this Prospectus is April 3, 1995

                        As supplemented November 3, 1995

                                SBSF FUNDS, INC.

                              45 Rockefeller Plaza
                            New York, New York 10111

                      STATEMENT OF ADDITIONAL INFORMATION

                                 April 3, 1995
                        As Supplemented November 3, 1995

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of SBSF Funds, Inc., dated April 3, 1995 as supplemented November 3, 1995, a copy of which may be obtained at the address noted above.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVEES AND POLICIES.......................................................................    3
    Call Options..........................................................................................    3
    Foreign Securities....................................................................................    4
    Loans of Portfolio Securities.........................................................................    4
    Repurchase Agreements.................................................................................    4
INVESTMENT RESTRICTIONS...................................................................................    5
PORTFOLIO TURNOVER........................................................................................    6
    SBSF Fund, Convertible Securities Fund and Capital Growth Fund........................................    6
    Money Market Fund.....................................................................................    6
MANAGEMENT OF THE FUNDS...................................................................................    6
    Directors and Officers................................................................................    6
SECURITY HOLDERS..........................................................................................    7
THE INVESTMENT ADVISER AND ADMINISTRATOR..................................................................    8
DISTRIBUTION PLAN AND EXPENSES............................................................................   10
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT...................................................   11
INDEPENDENT ACCOUNTANTS...................................................................................   11
COMPUTATION OF YIELDS AND TOTAL RETURN....................................................................   11
    Money Market Fund.....................................................................................   11
    SBSF Fund, Convertible Securities Fund and Capital Growth Fund........................................   11
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................................................   12
PURCHASE, REDEMPTION AND PRICING..........................................................................   13
FEDERAL INCOME TAXES......................................................................................   14
APPENDIX A................................................................................................   15

                       INVESTMENT OBJECTIVES AND POLICIES

  SBSF Funds, Inc. (the "Company") is a professionally managed, no-load, mutual fund consisting of four different portfolios (each a "Fund" and collectively the "Funds"). Each portfolio is managed as a separate fund with its own investment objective and policies. The Funds have no sales charges, redemption fees or exchange fees. The four Funds are:

  SBSF FUND -- its investment objective is to seek a high total return over the longer term consistent with reasonable risk. In seeking its objective, the SBSF Fund will invest primarily in common stocks which in the opinion of the Adviser have the potential for capital appreciation in excess of market averages during periods of market strength, while attempting to preserve capital during periods of market weakness.

  CAPITAL GROWTH FUND -- its investment objective is to seek long term capital appreciation by investing in equity securities of companies which the Adviser believes are likely to have rapid growth in revenue or earnings. The Capital Growth Fund will invest primarily in the securities of small to medium capitalized companies.

  CONVERTIBLE SECURITIES FUND -- its investment objective is to seek a high level of current income together with long-term capital appreciation. The Convertible Securities Fund will invest primarily in bonds, corporate notes, preferred stocks and other securities convertible into common stock.

  MONEY MARKET FUND -- its investment objective is to provide high current income to the extent consistent with preservation of capital. The Money Market Fund invests only in obligations with maturities of one year or less including bank certificates of deposit, bankers acceptances, high grade commercial paper and securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

  In addition, the Funds may use the investment methods described below.

CALL OPTIONS

  The SBSF Fund, Convertible Securities Fund and Capital Growth Fund may purchase and write call options that are traded on U.S. securities exchanges. Call options are currently traded on the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. Brokerage commissions on call options transactions are generally higher than those for exchange transactions in listed common stocks.

  A call option is "covered" if the Fund which writes it owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund which writes it holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  If the writer of an option wishes to terminate his obligation, he may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  Effecting a closing transaction in the case of a written call option will permit the Fund which wrote it to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option it will effect a closing transaction prior to or concurrent with the sale of the security. If a Fund is unable to effect a closing purchase transaction and is otherwise unable to keep the option that it has written covered, as described above, the Fund will be unable to dispose of the underlying security and engage in the foregoing transactions.

  A gain from a closing transaction will be realized if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a loss will be realized from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

  The SBSF Fund, Capital Growth Fund and Convertible Securities Fund may write call options only if they are covered, and the options must remain covered so long as the Fund is obligated as a writer. The Funds have undertaken with certain state securities commissions that, so long as shares of the Funds are registered in those states, it will not (a) write calls if, after giving effect to any additional call, more than 25% of any of the Funds' total assets would be subject to calls; or (b) purchase call options (other than in closing purchase transactions) if, after such purchase, the aggregate premiums paid for all such options owned at that time would exceed 20% of the Fund's total net assets. In addition, the Funds may be limited in engaging in options transactions by certain provisions of the Internal Revenue Code which limit the amount of gross income derived from the sale or other disposition of securities held for less than three months to 30%. See "Federal Income Taxes".

FOREIGN SECURITIES

  Securities of foreign issuers may, in the opinion of the Adviser, present attractive investment opportunities, and the SBSF Fund, Capital Growth Fund and Convertible Securities Fund may invest up to 10% of their assets in such securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, including currency blockage. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization or expropriation of issuers.

LOANS OF PORTFOLIO SECURITIES

  To increase its income, the Funds may lend portfolio securities to brokers or dealers, banks or other institutional investors, such as insurance companies and pension funds, selected by the Adviser in accordance with creditworthiness standards adopted by the Board of Directors of the Company, provided that cash or equivalent collateral, or a letter of credit drawn in favor of the Funds in an amount equal to at least 100% of the market value of the securities loaned is continuously maintained by the borrower with or in favor of the Fund or Funds making the loan. Securities are borrowed for many purposes, including covering short sales, avoiding failures to deliver securities and completing arbitrage operations. By lending its portfolio securities, the Fund may receive income through the receipt of interest on the loan as well as through the short-term investment of cash or equivalent collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would inure to the Fund or Funds making the loan.

  If necessary, the Funds may pay reasonable negotiated fees to effect such loans. The Funds do not have the right to vote securities that are on loan, but would terminate the loan if a material event occurs affecting loaned securities; the Funds will require the return of the loaned securities in order to regain the right to vote. The Funds will not engage in securities loans with or through persons affiliated with the Funds.

REPURCHASE AGREEMENTS

  The Funds may invest in repurchase agreements with major dealers in U.S. Government securities and member banks of the Federal Reserve System which are selected by the Adviser in accordance with procedures approved by the Board of Directors. A repurchase agreement is an instrument under which the purchaser (i.e., the Funds) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments. The Funds' repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds' risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. In the opinion of the Adviser, the risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Funds may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest it expected to receive in respect of the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Funds will not enter into repurchase agreements of a duration of more than one week if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 10% of their respective total assets would be so invested. Repurchase agreements are considered to be loans by the Funds collateralized by the underlying securities.

  The investment policies of the Funds set forth above may be changed or altered by the Board of Directors of the Funds, except to the extent set forth under "Investment Restrictions".

                            INVESTMENT RESTRICTIONS

  The following investment restrictions are considered to be fundamental policies of each of the Funds and may only be changed if approved by the holders of a majority of the outstanding voting securities of the affected Fund. Under the Investment Company Act of 1940 such approval requires the affirmative vote, at a meeting of shareholders, of either (i) more than 50% of the Fund's outstanding shares or (ii) at least 67% of the shares present in person or by proxy, provided that the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy.

Each of the Funds will not:

  1. As to 75% of their respective total assets, invest more than 5% in the securities of any one issuer except securities of the U.S. Government, its agencies or its instrumentalities.

  2. Invest in companies for the purpose of influencing management or exercising control, and will not purchase more than 10% of the voting securities of any one issuer. This will not preclude the management of the Funds from voting proxies in their discretion.

  3. Lend any cash except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness or in connection with the purchase of securities subject to repurchase agreements. The Funds will not lend any other assets except as a special investment method. See "Investment Objectives and Policies" herein and "Investment Objectives" in the Prospectus.

  4. Ordinarily borrow money, but each Fund reserves the right to borrow from banks, on a temporary basis, an aggregate amount of not more than 5% of the total asset value of the respective Fund at the time of borrowing. None of the Funds has a policy limiting the uses for which borrowed funds may be used.

  5. Purchase securities on margin or sell securities short.

  6. Act as an underwriter of securities issued by others.

  7. Purchase the securities of other investment companies except in the open market and at the usual and customary brokerage commissions or except as part of a merger, consolidation or other acquisition.

  8. Purchase or hold any real estate, including real estate limited partnerships, except that the Funds may invest in securities secured by real estate or interests therein or issued by persons which deal in real estate or interests therein. The Funds will not deal in commodities or commodity contracts.

  9. Purchase securities if such purchase would cause more than 25% of any of the Funds' total assets to be invested in the securities of issuers in any one industry, provided however that the Money Market Fund reserves the right to concentrate in securities issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities or U.S. bank obligations.

  10. Make a loan of its portfolio securities if, immediately thereafter and as a result thereof, portfolio securities with a market value of 10% or more of the total assets of any of the Funds would be subject to such loans.

  11. Invest more than 10% of any of the Funds' total assets in (i) securities restricted as to disposition under the Federal securities laws, (ii) securities as to which there are no readily available market quotations or (iii) repurchase agreements with a maturity in excess of 7 days.

  In addition to the foregoing fundamental investment restrictions which may be changed only with shareholder approval, each Fund has adopted the following investment restrictions which may be changed at any time by the Board of Directors provided that such change does not conflict with any fundamental policy of the Funds.

Each of the Funds will not:

  1. Invest more than 5% of its total assets in the securities of any one issuer except in securities of the United States Government, its agencies or its instrumentalities.

  2. Invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years' operation.

  3. Invest in interests in oil, gas or other mineral exploration or development programs, including mineral leases.

  4. Pledge or hypothecate any of the Fund's assets. For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

  5. Purchase or retain the securities of any issuer if those officers and directors of the Funds, or of its Investment Adviser, who own individually more than 1/2% of the securities of such issuer or together own more than 5% of the securities of such issuer.

  6. Invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange.

  7. Invest in excess of 10% of its net assets in other investment companies.

  With respect to those investment restrictions involving percentages, if a percentage restriction is complied with at the time of initial investment, a subsequent increase or decrease in that percentage resulting from a change in the value of portfolio securities or total net assets will not constitute a violation of the investment restriction.

                               PORTFOLIO TURNOVER

SBSF FUND, CONVERTIBLE SECURITIES FUND AND CAPITAL GROWTH FUND

  Purchases and sales of securities are made at such times as the Adviser deems to be in the best interest of the Funds' shareholders without regard to portfolio turnover, about which there are no restrictions. From time to time, the Funds may trade in securities for the short term. It is anticipated that the annual portfolio turnover rate of the SBSF Fund and the Convertible Securities Fund will not exceed 75% and may be substantially higher than 100% for the Capital Growth Fund. In any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. Portfolio turnover rate is, generally, the percentage computed by dividing the lesser of purchases or sales by the average value of the portfolio. High portfolio turnover involves correspondingly higher brokerage commission expenses which are borne directly by the Funds. In addition, the effect of engaging in options transactions may be to increase portfolio turnover.

MONEY MARKET FUND

  The Money Market Fund's policy of investing only in securities with maturities of less than one year will result in a higher portfolio turnover than the SBSF Fund or the Convertible Securities Fund. Since brokerage commissions are not normally paid on investments which the Money Market Fund makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Fund.

                            MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

  Officers and employees of the Adviser are not permitted to serve as officers or directors of the Funds due to certain regulatory restrictions imposed on banking organizations and their subsidiaries. See "The Investment Adviser and Administrator" below. The persons who have been elected to serve as officers and directors of the Funds, their position with the Funds and their principal occupations during the last five years are set forth below:

                   NAME, ADDRESS, AGE AND PRINCIPAL OCCUPATION
                             DURING PAST FIVE YEARS                                  POSITION WITH REGISTRANT
---------------------------------------------------------------------------------  ----------------------------
EDWARD P. CAMPBELL (45), Director, Executive Vice President and Chief Operating    Director
  Officer of Nordson Corporation (manufacturer of application equipment), 28601
  Clemens Road, Westlake, Ohio 44145.
TED H. MCCOURTNEY, JR. (56), General Partner of Venrock Associates, a private      Director
  venture capital limited partnership, since 1970, 30 Rockefeller Plaza, New
  York, New York 10020.
EUGENE J. MCDONALD (62), Executive Vice President for Asset Management of Duke     Director
  University and President of Duke Management Co., 2200 Main Street, Suite 1000,
  Durham, NC 27705.
FRANK A. WEIL (64), Chairman and CEO of Abacus & Associates, Inc., a private       Non-Executive Chairman and
  investment office, 147 E. 48th Street, New York, New York 10017.                 Director
LEIGH A. WILSON (50), Chairman and Chief Executive Officer of Glenleigh            President and Director
  International Limited (merchant bank), 420 East 54th Street, New York, NY
  10012; from 1993 to present, President of The Victory Funds.

                   NAME, ADDRESS, AGE AND PRINCIPAL OCCUPATION
                             DURING PAST FIVE YEARS                                  POSITION WITH REGISTRANT
---------------------------------------------------------------------------------  ----------------------------
WILLIAM B. BLUNDIN (57), Vice Chairman of Concord Holding Corp., 125 West 55th     Vice President
  Street, New York, NY 10019.
MARTIN R. DEAN (31), Associate Director of Accounting Services, BISYS Fund         Treasurer
  Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (May 1994 to present);
  Senior Manager at KPMG Peat Marwick (January 1987 to April 1994).
KAREN A. DOYLE (38), Manager of Client Services, BISYS Fund Services, Inc., 125    Secretary
  West 55th Street, New York, NY 10019 (October 1994 to present); Assistant
  Treasurer at The Bank of New York (April 1979 to October 1994).
SCOTT A. ENGLEHART (33), Director of Client Services, BISYS Fund Services, Inc.,   Asst. Secretary
  3435 Stelzer Road, Columbus, Ohio 43219 (October 1990 to present).

  Directors who are not "interested persons" of the Funds will receive an annual fee of $7,500 plus $750 per meeting of the Board of Directors attended and reasonable out-of-pocket expenses incurred in connection with attending such meetings. Each director who is an "interested person" of the Company does not receive any compensation from the Company.

                                                AGGREGATE COMPENSATION
                 NAME OF                     FROM COMPANY FOR THE FISCAL       TOTAL COMPENSATION FROM
         NON-INTERESTED DIRECTOR             YEAR ENDED NOVEMBER 30, 1994     COMPANY AND VICTORY FUNDS
-----------------------------------------    ----------------------------     -------------------------
Edward P. Campbell                                           --                        $41,684(1)
Ted H. McCourtney                                      $  9,750                          9,750(2)
Eugene J. McDonald                                        9,750                          9,750(2)
Frank A. Weil                                             9,750                          9,750(2)
Leigh A. Wilson                                              --                         34,667(1)

---------------

(1) Total compensation paid with respect to service on the boards of seven investment companies.

(2) Total compensation paid with respect to service on the board of the Company only.

                                SECURITY HOLDERS

  The name, address and percentage of ownership of each person who is known by the Funds to have owned of record or beneficially 5 percent or more of any of the Funds' shares as of February 28, 1995 is:

                                                             SHARES OWNED (PERCENT OF CLASS)*
                                             -----------------------------------------------------------------
                                                                 MONEY           CONVERTIBLE          CAPITAL
            NAME AND ADDRESS                 SBSF FUND          MARKET           SECURITIES           GROWTH
----------------------------------------     ---------         ---------         -----------         ---------
Cost & Co.                                                                          299,057
c/o Mellon Bank                                                                       (5.59%)
P.O. Box 320
Pittsburgh, PA 15230
Brookdale Hospital Medical Center                                                 1,200,271
Linden Blvd. at Brookdale Plaza                                                      (22.43%)
Brooklyn, NY 11212
William W. McGuire                                             5,221,009
1270 French Creek Drive                                           (22.95%)
Wayzata, MN 55391
Charles Schwab & Co. / FBO Cust.                                                    413,499
101 Montgomery Street                                                                 (7.73%)
San Francisco, CA 941
S. Weaver c/o Joel Faden & Co.                                 6,807,179
P.O. Box 277 FDR Sta.                                             (27.31%)
New York, NY 10150
William W. McGuire                                             5,221,009
1270 French Creek Drive                                           (22.95%)
Wayzata, MN 55391
The Sally E. Darling Rev. Trust                                2,698,531
880 Indian Ridge                                                  (10.83%)
Waynesville, NC 28786

                                                             SHARES OWNED (PERCENT OF CLASS)*
                                             -----------------------------------------------------------------
                                                                 MONEY           CONVERTIBLE          CAPITAL
            NAME AND ADDRESS                 SBSF FUND          MARKET           SECURITIES           GROWTH
----------------------------------------     ---------         ---------         -----------         ---------
J. & C. Paul Foundation                                                                                 63,776
P.O. Box 20218                                                                                          (10.23%)
Park West Finance Station
New York, NY
Gretchen Johnson & Gordon                     516,489
c/o Danse, Balaam & Frank                       (6.91 %)
5 Independence Way
Princeton, NJ 08540
Frank A. Weil c/o Abacus Associates                                                 280,460
147 East 48th Street                                                                  (5.24%)
New York, NY 10017
Dani Seigel                                   848,241
c/o Glickman, Rubin & Graft                    (11.36 %)
310 Madison Avenue
New York, NY 10017
William G. Spears                                                                                       48,657
45 Rockefeller Plaza                                                                                     (7.80%)
New York, NY 10111
Richard E. Salomon                                             2,943,199
45 Rockefeller Plaza                                              (11.81%)
New York, NY 10111
Officers and Directors                        416,596          3,195,800            584,399            106,257
as a group                                      (5.58 %)          (12.82%)           (10.92%)           (17.04%)
45 Rockefeller Plaza
New York, NY 10111

---------------
* All shares are owned beneficially.

                    THE INVESTMENT ADVISER AND ADMINISTRATOR

  The investment adviser to the Funds is Spears, Benzak, Salomon & Farrell, Inc., (the "Adviser" or "Spears") a New York Corporation that is registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of KeyCorp Asset Management Holdings, Inc. ("KAMHI") and is an indirect wholly owned subsidiary of Society National Bank, N.A. and KeyCorp, one of the largest financial services holding companies in the United States. KeyCorp's principal offices are located at 127 Public Square, Cleveland, Ohio 44114.

  The Adviser was acquired by KAMHI on April 5, 1995. This change of control of the Adviser was deemed under the Investment Company Act of 1940 (the "Act") to be an assignment of the Investment Advisory Agreement between the Funds and the Adviser, which, in accordance with its terms and the Act, terminated upon such assignment. At an annual meeting of shareholders of the Funds held on March 29, 1995, the shareholders of the Funds approved a new Investment Advisory Agreement between the Funds and the Adviser, which agreement became effective upon the consummation of the acquisition of the Adviser by KAMHI. The Adviser has continued operating under its previous management and staff, and there has been no change to the Adviser's business or investment strategies.

  In addition to the Funds, the Adviser's clients include individuals, pension and profit-sharing trusts, partnerships, and endowments. The accounts which are managed or advised by the Adviser for these clients have varying investment objectives and the Adviser may invest assets for such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the SBSF Fund. Such accounts are supervised by officers and employees of the Adviser who may also be acting in similar capacities for the Funds.

  Pursuant to the Investment Advisory Agreement, the Adviser furnishes a continuous investment program for the Funds' portfolios, makes the day-to-day investment decisions for the Funds, executes the purchase and sale orders for the portfolio transactions of the Funds and generally manages the Funds' investments in accordance with the stated policies of the Funds, subject to the general supervision of the Board of Directors of the Funds.

  Concord Holding Corp. ("Concord"), 125 West 55th Street, New York, New York 10019, pursuant to a sub-administration agreement with Spears, is responsible for providing persons satisfactory to the Company's Board of Directors to serve as officers of the Company.

  As compensation for the services rendered and related expenses borne by the Adviser under the Investment Advisory Agreement, the SBSF Fund, the Convertible Securities Fund and the Capital Growth Fund each pay the Adviser a fee, computed daily and payable monthly, equal to .75 of l% per annum of the Funds' average daily net assets. The Investment Advisory Agreement further provides that the Money Market Fund will pay the Adviser a fee, computed daily and payable monthly, equal to .25% per annum of its average daily net assets. The Adviser is obligated to reimburse the Funds in the event expenses exceed certain prescribed limits (see "Distribution Plan and Expenses"). The Adviser's compensation for acting as adviser to the SBSF Fund and the Convertible Securities Fund was $779,921 and $270,697, respectively, for fiscal year ended November 30, 1992; $868,860 and $441,307, respectively, for fiscal year ended November 30, 1993; and $889,354 and $446,901, respectively, for the fiscal year ended November 30, 1994. The Adviser waived its fees for advisory services rendered to the Money Market Fund totaling $38,863, $34,146 and $42,413 for the fiscal years ended November 30, 1992, 1993 and 1994, respectively. The Adviser waived its fee for advisory services rendered to the Capital Growth Fund totaling $561 and $26,742 for the period November 1, 1993 through November 30, 1993 and for the fiscal year ended November 30, 1994, respectively. Commencing October 1, 1995, the Adviser discontinued its voluntary waiver of such advisory fees for the Capital Growth Fund.

  The Investment Advisory Agreement, dated February 8, 1988, between the Adviser and the Funds remains in effect for a period of more than one year only if it is specifically approved at least annually by its Board of Directors including a majority of the directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Funds as defined by the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. The acquisition of Spears by KAMHI on April 5, 1995 resulted in the assignment of the Investment Advisory Agreement and, therefore, its termination under the Investment Company Act of 1940. At an annual meeting of shareholders held on March 29, 1995, the shareholders of the Funds approved a new Investment Advisory Agreement with Spears which became effective upon the consummation of the acquisition on April 5, 1995. The Investment Advisory Agreement so approved is substantially similar to, including the same fee schedules as, the Funds' previous agreements. See "Management of the Funds -- Directors and Officers". The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the directors who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the Investment Advisory Agreement, or by a vote of the holders of a majority of each Fund's outstanding shares on not less than 60 days' written notice to the Adviser and by the Adviser on not less than 90 days' written notice to the Funds.

  Spears also serves as the Administrator of the Funds. In this capacity Spears administers all aspects of the Funds' operations subject to the supervision of the Board of Directors. Because of the services of Spears as Administrator and Adviser, the Funds require no employees other than its officers, none of whom receive compensation from the Funds and all of whom are employed by Concord. In connection with its responsibilities as Administrator and in consideration of its administrative fee, Spears (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary in order to provide effective administration of the Funds, including the maintenance of certain books and records such as journals, ledger accounts and other records described under Rule 31a-1 of the Investment Company Act of 1940, transmitting purchase and redemption orders for shares, initiating all money transfers from the Funds to the Custodian and from the Funds account to appropriate customer accounts, notification of available funds for investment, reconciliation of account information and balances among the Custodian, Transfer Agent, and Adviser, and processing, investigating, and responding to shareholder inquiries; (ii) oversees the performance of administrative and professional services to the Funds by others, including the Funds' Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, and auditing and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; and (iv) prepares, but does not pay for, the periodic updating of the Funds' registration statement and prospectus, and provides for the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of the Funds' tax returns and reports to the Funds' shareholders and the Securities and Exchange Commission.

  For the services rendered to the Funds and related expenses borne by Spears as Administrator, each Fund pays Spears an annual fee, computed daily and payable monthly, equal to .25 of 1% of the average daily net assets of each Fund up to $50,000,000 plus .15 of l% of the next $50,000,000, plus .05 of 1% of such assets greater than $100,000,000. For the fiscal years ended November 30, 1992, 1993, and 1994 the Adviser received the following amounts from the Funds for administration:

                                                                        1992           1993           1994
                                                                      ---------      ---------      ---------
    SBSF Fund......................................................   $ 202,530      $ 207,889      $ 209,164
    Convertible Securities.........................................      90,232        137,870        139,949
    Money Market...................................................      38,863         34,146         42,413

The Adviser waived its fee for administration services rendered to the Capital Growth Fund totaling $187 and $8,921 for the period November 1, 1993 through November 30, 1993 and for the fiscal year ended November 30,

1994, respectively. Commencing January 1, 1996, the Adviser anticipates that it will discontinue its voluntary waiver of such administration fees.

  As Administrator, Spears is obligated to reimburse the Funds in the event the Funds' expenses exceed certain prescribed limits. See "Distribution Plan and Expenses".

  The initial term of the Administration Agreement expired on September 30, 1984 and may be renewed annually thereafter by the Board of Directors of the Funds, including a majority of the directors who are not "interested persons" of the Funds (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the Administration Agreement, by vote cast in person at a meeting called for such purpose. The change in control of the Adviser resulted in the termination of the Funds' previous Administration Agreement. The current Administration Agreement, which is substantially similar to and includes the same fee schedules as the Funds' previous agreement, was approved by the Board of Directors of February 9, 1995 and became effective upon the acquisition of Spears by KAMHI on April 5, 1995. The Administration Agreement terminates automatically in the event of its assignment and may be terminated by the Funds at any time, without the payment of any penalty, by a majority of those directors of the Funds who are not "interested persons" of the Funds and have no direct or indirect financial interest in the Administration Agreement or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of the Funds, upon not more than 60 days written notice to Spears, or by Spears at any time, without payment of any penalty, on not less than 90 days written notice to the Funds.

  Coincident with the closing of the KeyCorp transaction, the Adviser and Concord entered into a Sub-Administration Agreement. Pursuant to this agreement, Concord is responsible for (i) providing persons satisfactory to the Funds' Board of Directors to serve as officers of the Funds, (ii) all services relating to the Funds' advertising and sales literature, including review and filing of same with the appropriate regulatory agencies, and (iii) performing shareholder servicing. For rendering such services, the Adviser pays Concord an annual sub-administration fee equal to $100,000, plus certain shareholder servicing fees of sub-servicing agents retained by Concord, but less fees paid by the Funds for "Blue Sky" services.

  The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Spears, or of reckless disregard of its obligations thereunder, Spears shall not be liable for any action or failure to act in accordance with its duties thereunder.

                         DISTRIBUTION PLAN AND EXPENSES

  Except as set forth above, and as set forth below, the Funds are responsible for the payment of their expenses. Such expenses include the fees payable to Spears; any brokerage fees and commissions; taxes; interest; the cost of any liability insurance or fidelity bonds; costs, expenses, or losses arising out of any liability of or claim for damages or other relief asserted against the Funds for violation of any law; legal and auditing fees and expenses; the fees and certain expenses of the Funds' Custodian, Transfer Agent and Distributor; the fees of any trade association of which the Funds are a member; the expenses of printing and mailing reports and notices to the Funds' shareholders; filing fees for the registration or qualification of Funds shares under Federal or state securities laws; the fees and expenses involved in registering and maintaining registration of the Funds and of its shares with the Securities and Exchange Commission; the costs of registering the Funds as a broker or dealer; the costs of qualifying its shares under state securities laws; the expenses of servicing shareholders and shareholder accounts not otherwise incurred by the Adviser or the Administrator; and any extraordinary expenses incurred by the Funds.

  As a result of certain regulatory restrictions imposed on banking organizations and their subsidiaries, the Company is not permitted to sell shares of the Funds directly without an independent underwriter. Upon the acquisition of the Adviser by KeyCorp, the Funds' Board of Directors, including its independent directors, approved a Distribution Agreement with Concord Financial Group, Inc. ("Concord Financial") under which Concord Financial was appointed to serve as independent underwriter/distributor of the Funds' shares. Under the Distribution Agreement, Concord Financial may enter into agreements with selected dealers for the distribution of shares of the Funds.

  Pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Act (the "Distribution Plan"), the Company is authorized to pay expenses primarily intended to result in the sale of shares of a Fund of the Company including, but not limited to, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; and preparation, printing, and distribution of sales literature and advertising materials. The Company also may compensate Concord Financial, or reimburse expenses incurred by Concord Financial for distribution-related and sales support or shareholder account services. In addition, all amounts expended pursuant to the Distribution Plan are paid to Concord Financial which may pay all or any portion of such payments to compensate or reimburse brokers and dealers or others which make sales of shares of a Fund or which service shareholder accounts. Total payments under the Distribution Plan may not exceed .25% of the average daily net asset value of the shares of a Fund on an annual basis.

  Rule 12b-1 requires that the Distribution Plan be approved by a vote of at least a majority of the outstanding voting securities of the Funds and by a majority of the Board of Directors, including those directors who are not "interested persons" of the Funds (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the Distribution Plan. The Distribution Plan must be approved at least annually in the manner described in the foregoing sentence and may be terminated at any time by a vote of a majority of the outstanding voting securities of the Funds or a majority of those directors who are not "interested persons" and who have no direct or indirect financial interest in the Distribution Plan.

  While the Distribution Plan is in effect, the selection and nomination of directors who are not "interested persons" of the Funds (as defined in the Investment Company Act of 1940) is at the discretion of the directors who are not interested persons of the Funds.

  Spears has agreed that if in any fiscal year the sum of any of the Fund's expenses exceeds the limits set by applicable regulations of state securities commissions, the amounts payable by such Fund to Spears for the advisory fee and the administration fee for that year shall each be proportionately reduced by the amount of such excess. However, if the excess should be greater than the total amounts payable to Spears in that year, Spears shall pay to such Fund the difference between such excess and the fees paid to it for that year. For the purpose of this calculation, expenses shall include the fees payable to Spears under the Investment Advisory and Administration Agreements and the amortization of organization expenses, but shall exclude taxes, interest, brokerage and extraordinary expenses. The Funds believe that currently the most restrictive expense ratio limitation imposed by any state is 2 1/2% of the first $30 million of the Funds' net assets, 2% on the next $70 million of the Funds' net assets and 1 1/2% of remaining average net assets.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

  Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114 has been retained as custodian for the Funds' investments. Primary Funds Service Corporation, P.O. Box 9742 Providence, RI 02940-9742 has been retained as the Funds' Transfer Agent and Dividend Disbursing Agent. Key Trust Company of Ohio, N.A. also maintains certain accounting and financial records of the Funds. Key Trust Company of Ohio, N.A. is a subsidiary of KeyCorp and an affiliate of the Adviser and receives compensation from the Funds for services it performs as custodian.

                            INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP, 1177 Avenue of Americas, New York, New York 10036, acts as independent accountants for the Funds, and in that capacity audits the Funds' annual financial statements.

                     COMPUTATION OF YIELDS AND TOTAL RETURN

MONEY MARKET FUND

  The current and effective yields of the Fund may be quoted in reports, sales literature, and advertisements published by the Fund. Current yield is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.

SBSF FUND, CONVERTIBLE SECURITIES FUND AND CAPITAL GROWTH FUND

  From time to time the SBSF Fund, the Convertible Securities Fund or the Capital Growth Fund may advertise an "average annual total return" and "total return." "Average annual total return" ("T" in the formula below) is an average annual compounded rate of return. It is the rate of return based on factors which include a hypothetical investment of $1,000 ("P" in the formula below) over a hypothetical number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

         P(1+T)n = ERV

  The "total return" uses some of the same factors as "average annual total return," but does not average the rate of return on an annual basis. Total return measures the cumulative (rather than the average) change in value of a hypothetical investment over the stated period. Total return is determined as follows:

        ERV-P
        ------ = Total Return
          P

  Both formulas assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

  Total return information may be useful to investors in reviewing performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. The total return will fluctuate over time and the total return for any given past period is not an indication or representation of future rates of return on its shares.

  Yield quotations for the Convertible Securities Fund are based on a 30 day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

        YIELD  =  2[(a-b + 1) to the sixth power -1]
                     ---
                     cd

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Brokerage commissions on United States securities exchanges are subject to negotiation between the Adviser and the broker.

  Fixed income securities and securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

  In placing orders for portfolio securities of the Funds, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Funds, and the services furnished by such brokers may be used by the Adviser in providing investment management for the Funds. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Funds to brokers in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Funds' Board of Directors. On behalf of the SBSF Fund, the Convertible Securities Fund and the Capital Growth Fund, the Company, during the fiscal year ended November 30, 1994 directed $114,508,923, $23,254,369 and $4,930,084, respectively, in brokerage transactions to brokers due to services they provided, and such brokers received related commissions of $227,754, $40,657 and $14,523, respectively. Certain of this brokerage might be deemed to be directed in consideration of research provided to the Company and the Adviser.

  Transactions in options by the SBSF Fund, Convertible Securities Fund and Capital Growth Fund will be subject to limitations established by each of the exchanges on which options are traded governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Funds may write or hold may be affected by options written or held by the Adviser and other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

  In October of 1993 the Adviser organized Edgewood Services, Inc. ("Edgewood"), a broker/dealer registered as such with the Securities and Exchange Commission that commenced its operations in August of 1994. Edgewood is an affiliated broker of the Adviser because it is under common control with the Adviser. Edgewood did not receive any commissions from the Funds during the fiscal year ended November 30, 1994; however, it has received commissions from the Funds for services rendered to it during the Fund's current fiscal year pursuant to procedures that comply with a rule under the Act and that have been adopted by the Fund's Board of Directors, including a majority of is non-interested directors. For the period December 1, 1994 through February 28, 1995, the commissions paid by the Funds to Edgewood were as follows: $11,360 from SBSF Fund, $0 from the Convertible Securities Fund and $0 from the Capital Growth Fund. On March 6, 1995, the shareholders of Edgewood entered into a Stock Purchase Agreement pursuant to which Edgewood was sold to Federated Services Company.

                        PURCHASE, REDEMPTION AND PRICING

  Each Fund's shares are sold on a continuous basis, and may be redeemed by any shareholder, on any day on which the New York Stock Exchange is open for business. The New York Stock Exchange is scheduled to be closed on New Year's Day, Martin Luther King's Birthday, Presidents Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The methods of purchase and redemption of shares, and special retirement, withdrawal and exchange plans offered are fully set forth in the Prospectus. Shares may be redeemed by submitting a written request to the Funds, by check in the case of the Money Market Fund, or by telephone, as described in the Prospectus.

  The price per share for a purchase or redemption order received prior to the close of trading on the New York Stock Exchange on any day that the Exchange is open for trading is the net asset value as next determined after the order is received. The Funds' net asset values are determined on each day that the Exchange is open for trading or on any other day in which there is a sufficient degree of trading in the Funds' investments to affect the net asset values, except that the net asset values may not be computed on a day in which no orders to purchase, sell or redeem the shares of the Funds have been received.

  The net asset values of the SBSF Fund, Convertible Securities Fund and Capital Growth Fund are determined at 4:00 p.m., New York time, each business day, and each is equal to the value of the securities, cash and other assets less liabilities divided by the number of shares outstanding. The net asset value of the Money Market Fund is determined at 12:00 p.m., New York time, each business day, in the same manner. Securities traded on securities exchanges are valued at the last sales price on the exchange where the security is primarily traded or, lacking any sales, at the mean between the most recent bid and asked quotation. Securities traded over-the-counter are valued at the mean between the most recent bid and asked price. Securities for which quotations are not readily available and any other assets are valued at fair value as determined in good faith by the Board of Directors. Money market instruments are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

  Generally, trading in foreign securities, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset values of the shares of the SBSF Fund, Convertible Securities Fund and Capital Growth Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of such Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Directors.

                              FEDERAL INCOME TAXES

  Each Fund will be treated as a separate entity for purposes of the Internal Revenue Code. Qualification as a regulated investment company under the Internal Revenue Code requires for each Fund, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of stock or securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or options thereon; (b) a Fund derive less than 30% of its gross income from gains (without deduction for losses) from the sale or other disposition of stock or securities (or options thereon) held less than three months; and (c) a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of a Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, the Funds will not be subject to Federal Income Tax on their net investment income and gains, if any, that are distributed to shareholders, provided each Fund distributes to its shareholders each year at least 90% of its net investment income and short term capital gains, if any. Further, to avoid a non-deductible 4% excise tax, each Fund must generally distribute by December 31 of each calendar year the required amount of capital gain net income and investment company taxable income earned during that calendar year and any prior year underdistribution.

  Under Treasury Regulations, the Funds are required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who provide either an incorrect taxpayer identification number or no number at all.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

                              MOODY'S BOND RATINGS

Aaa   Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.
Aa    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa   Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
      Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.
      Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                        MOODY'S COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

  Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         STANDARD & POOR'S BOND RATINGS

  A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  Standard & Poors does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA   Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A     Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher-rated categories.
BBB   Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.
      Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.
      Bonds rated AAA, AA, A and BBB are considered investment grade bonds.
NR    Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P form other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into two group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The categories are as follows:

  Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 or 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.